SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             QUAKER INVESTMENT TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement registration number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

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                             QUAKER INVESTMENT TRUST
                              309 TECHNOLOGY DRIVE
                           MALVERN, PENNSYLVANIA 19355

                                 PROXY MATERIALS

                            QUAKER FIXED INCOME FUND

Dear Shareholders:

     I am writing to let you know that a Special Meeting of Shareholders of Quaker Fixed Income Fund (the "Fund"), a series of Quaker Investment Trust (the "Trust"), will be held at the offices of the Trust, located at 309 Technology Drive, Malvern, Pennsylvania 19355, on April 24, 2006 at 11:00 a.m., Eastern time (the "Meeting"). You are being asked to consider and approve a Plan of Liquidation and Dissolution (the "Plan"), which would result in the Fund being liquidated and the proceeds from your shares of the Fund being distributed to you. This package contains information about the proposal, which includes the Notice of Meeting, Proxy Statement and Proxy Card to be used for voting.

     Please read the enclosed materials and cast your vote on the Proxy Card enclosed. Please vote your shares promptly. Your vote is extremely important no matter how large or small your holdings may be.

     The Board of Trustees of the Trust (the "Board"), including the Independent Trustees, are responsible for protecting your interests as a shareholder. The Board has unanimously approved the Plan after studying other alternatives, and believes it to be in the best interests of the shareholders of the Fund. They recommend unanimously that you vote FOR the proposal.

     The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the Proxy Card enclosed in this package and return it by mail in the postage-paid envelope provided, or vote by telephone or over the Internet.

     Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take the time to read the Proxy Statement and cast your vote. It is important that your vote be received no later than April 16, 2006.

     Should you have any questions before you vote, please call Computershare Fund Services, Inc. ("Computershare"), the Fund's proxy solicitor, at 1-866-223-3951 (toll-free). Thank you in advance for considering this issue and for promptly returning your Proxy Card.

                                          By Order of the Board of Trustees,

                                          /s/ David K. Downes
                                          -------------------------------------
                                          David K. Downes
                                          Chairman
March 21, 2006

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                        IMPORTANT SHAREHOLDER INFORMATION

     Below is a brief overview of the proposal to be voted upon. Your vote is important. Please read the full text of the enclosed Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call Computershare Fund Services, Inc. ("Computershare"), the Fund's proxy solicitor, at 1-866-223-3951 (toll-free).

WHO IS ASKING FOR MY VOTE?

     The Board of Trustees (the "Board") of the Trust (the "Trust") is requesting your vote at the Special Meeting of Shareholders of the Fund to be held on April 24, 2006 or any adjournments thereof (the "Meeting").

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

     You are being asked to approve a proposal for the liquidation and dissolution of Quaker Fixed Income Fund, a series of the Trust, pursuant to the Plan of Liquidation and Dissolution (the "Plan").

WHY AM I BEING ASKED TO VOTE ON THE LIQUIDATION AND DISSOLUTION AT THIS TIME?

     The Board is seeking shareholder approval of the liquidation and dissolution at the Meeting in consideration of the shareholder's best interests.

     The Board has reviewed the small amount of assets in the Fund, the high expenses, and the Fund's negative performance in comparison to its benchmark. The Board believes that the Fund is not likely to attract any significant assets in the future given these factors. As a result, Quaker Funds, Inc., the Fund's adviser ("Adviser"), has recommended, and the Board unanimously agreed, that liquidation and dissolution of the Fund is in the shareholder's best interest.

COMMON QUESTIONS AND GENERAL INFORMATION

HAS THE BOARD APPROVED THE PROPOSAL?

     Yes. The Board has unanimously approved the Plan and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?

     As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Fund that you own on the record date. The record date is February 28, 2006.

HOW DO I VOTE MY SHARES?

     You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope or you can vote your shares by telephone or over the Internet. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date, and return the Proxy Card, but do not specify a vote for the proposal, your proxy will be voted FOR the proposal. If you need any assistance, or have any questions regarding the proposal or on how to vote your shares, please call Computershare at 1-866-223-3951 (toll-free).

HOW DO I SIGN THE PROXY CARD?

Individual Accounts:     Shareholders should sign exactly as their names appear
                         on the account registration shown on the card.

Joint Accounts:          Either owner may sign, but the name of the person
                         signing should conform exactly to a name shown in the registration.

All Other Accounts:      The person signing must indicate his or her capacity.
                         For example, if Ms. Ann B. Collins serves as a trustee for a trust account or other type of entity, she should sign, "Ann B. Collins, Trustee."

HOW CAN I FIND MORE INFORMATION?

     The Trust will furnish, without charge, a copy of the Trust's most recent annual report and semi-annual report to shareholders of the Fund, upon request, which request may be made either by writing to the Trust at the address listed at the top of the Notice of Special Meeting of Shareholders or by calling the Trust at 1-800-220-8888 (toll-free).

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 24, 2006

                            QUAKER FIXED INCOME FUND

                                   A SERIES OF
                             QUAKER INVESTMENT TRUST
                              309 TECHNOLOGY DRIVE
                           MALVERN, PENNSYLVANIA 19355
                                 1-800-220-8888

To the Shareholders:

     NOTICE IS HEREBY GIVEN that Quaker Investment Trust (the "Trust") will hold a Special Meeting of Shareholders (the "Meeting") for the Quaker Fixed Income Fund (the "Fund"), which shall be held at the offices of the Trust, located at 309 Technology Drive, Malvern, Pennsylvania 19355, on April 24, 2006 at 11:00 a.m., Eastern time for the following purposes as described in the accompanying Proxy Statement:

  1. To approve the liquidation of the assets and dissolution of the Fund pursuant to the provisions of the Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust; and

  2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of the Fund as of the close of business on February 28, 2006 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each share of the Fund is entitled to one vote, and a proportional fractional vote for each fractional share held, with respect to the proposal. If you have returned the Proxy Card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet. Your vote is important.

                                         By Order of the Board of Trustees,

                                         /s/ David K. Downes
                                         ---------------------------------------
                                         David K. Downes
                                         Chairman
March 21, 2006

     To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet. You may revoke your Proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

     Please sign and promptly return the Proxy Card in the self-addressed envelope, or vote by telephone or over the Internet, regardless of the number of shares owned.

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

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             ----
Introduction .................................................................................................1

What are Shareholders of the Funds Being Asked to Vote On? ...................................................2

Proposal:  To Approve the Liquidation and Dissolution of the Fund Pursuant to the Plan of
Liquidation ..................................................................................................2

         Why am I being asked to vote on this proposal? ......................................................2
         Shareholder options .................................................................................3
         Summary of the Plan of Liquidation and Dissolution ..................................................4
         Shareholders may redeem shares or exchange Fund shares for shares of other series of the Trust ......9
         What happens if shareholders of the Fund do not approve the Liquidation? ............................9

Voting Information ...........................................................................................9

         How will the shareholder voting be handled? .........................................................9
         What constitutes a quorum? ..........................................................................10
         How do I ensure my vote is accurately recorded? .....................................................10
         What vote is required to approve the Liquidation? ...................................................10
         May I revoke my proxy? ..............................................................................10
         What happens if a quorum is not present? ............................................................10
         What other matters will be voted upon at the Meeting? ...............................................11
         Who is entitled to vote? ............................................................................11
         What other solicitations will be made? ..............................................................11
         Who will pay the expenses of the Liquidation? .......................................................12
         How do I submit a shareholder approval? .............................................................12

Principal Holders of Shares ..................................................................................13

More Information about the Trust .............................................................................13

         The Trust ...........................................................................................13
         Administration, transfer agency and fund accounting services ........................................13
         Distribution services ...............................................................................13

Exhibits to Proxy Statement ..................................................................................14

Exhibit A - Plan of Liquidation and Dissolution of Quaker Fixed Income Fund ..................................A-1

Exhibit B - Outstanding Shares as of February 28, 2006 .......................................................B-1

Exhibit C - Principal Holders of Shares as of February 28, 2006 ..............................................C-1

                                 PROXY STATEMENT
                       SPECIAL MEETING OF SHAREHOLDERS OF

                            QUAKER FIXED INCOME FUND

                          TO BE HELD ON APRIL 24, 2006

     This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") for the Quaker Fixed Income Fund (the "Fund"), a series of Quaker Investment Trust (the "Trust"), a Massachusetts business trust. At the Meeting, shareholders of the Fund will be asked to approve or disapprove the liquidation and dissolution of the Fund (the "Liquidation"). If shareholders of the Fund vote to approve the Liquidation, all of the assets of the Fund will be liquidated. No sales charges or redemption fees will be imposed upon the proceeds in connection with the Liquidation.

     The Meeting will be held at the offices of the Trust at 309 Technology Drive, Malvern, Pennsylvania 19355, on April 24, 2006 at 11:00 a.m., Eastern time, as may be adjourned from time to time. The Board of Trustees of the Trust (the "Board") is soliciting proxies from shareholders of the Fund with respect to the proposal set forth in the accompanying notice.

     The principal office of the Trust is located at 309 Technology Drive, Malvern, Pennsylvania 19355. You can reach the offices of the Trust by telephone by calling 1-800-220-8888.

     It is anticipated that this Proxy Statement and related materials will be sent to shareholders of the Fund on or about March 21, 2006.

                                  INTRODUCTION

     The Board has unanimously approved the Liquidation. Such approval by the Board and consent by a majority of the shareholders of the Fund with a quorum is sufficient under the Trust's Amended and Restated Declaration of Trust to authorize the Liquidation.

     The Board also unanimously approved the Plan of Liquidation and Dissolution (the "Plan"), a copy of which is attached as Exhibit A to this Proxy Statement. The Plan will govern the Liquidation. Under the Plan, the Fund's assets will be liquidated at market prices and on such terms and conditions as the Board determines to be reasonable and in the best interests of the Fund and its shareholders in light of the circumstances in which they are sold. After satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund's expenses, the Fund's remaining assets will be distributed to Fund shareholders on a pro rata basis in liquidation of the Fund. As of the date of this Proxy Statement, there are no claims pending against the Fund. It is expected that the liquidation distribution to Fund shareholders will be made in cash on the Liquidation Date (as defined below). Under the Plan, the Fund will bear all of the expenses incurred by the Fund in connection with the Liquidation, except that Quaker Funds, Inc. (the "Adviser") will continue its existing voluntary investment advisory expense waiver and will pay for the cost of Computershare Fund Services, Inc. ("Computershare"), the Fund's proxy solicitor.

     This Proxy Statement is being furnished to the Fund's shareholders to provide them with certain information concerning the Liquidation in accordance with the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder, including Regulation 14A.

            WHAT ARE SHAREHOLDERS OF THE FUND BEING ASKED TO VOTE ON?

                    PROPOSAL: TO APPROVE THE LIQUIDATION AND
                     DISSOLUTION OF THE FUND PURSUANT TO THE
                               PLAN OF LIQUIDATION

WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

     The Adviser, located at 309 Technology Drive, Malvern, Pennsylvania 19355, currently serves as the investment adviser to the Fund under an Advisory Agreement, which was previously approved by the Board and the shareholders of the Fund. The Adviser has served as a sponsor to the Trust since the Trust's inception in 1990, and is a Pennsylvania corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Since 1996, the Adviser (or a predecessor entity controlled by the same shareholders of the Adviser) has served as an investment adviser to the Fund. Additionally, since their respective dates of formation, the Adviser (or a predecessor entity controlled by the same shareholders of the Adviser) has served as investment adviser to Quaker Strategic Growth Fund (1996), Quaker Core Equity Fund (1996), Quaker Small-Cap Growth Fund (2000), Quaker Mid-Cap Value Fund (2000), Quaker Small-Cap Value Fund (2000), Quaker Capital Opportunities Fund (2002), Quaker Biotech Pharma-Healthcare Fund (2002), Geewax Terker Core Value Fund (2002) and Quaker Small-Cap Trend Fund (2004). Since the Adviser's organization, it has served as the investment manager to each of the Funds referenced above and each other series of the Trust that had existed from time to time in the past. The Adviser currently manages only the Funds referenced above, which comprise total assets of approximately $1.1 billion as of January 31, 2006. Mr. Jeffry King, Sr. is the Chairman, Chief Executive Officer, and a director of the Adviser, as well as the Chief Executive Officer and Treasurer of the Trust. Mr. King and Ms. Laurie Keyes, Mr. King's spouse, collectively own 100% of the total outstanding equity of the Adviser. Ms. Keyes is the Chief Financial Officer and a director of the Adviser. Mr. King and Ms. Keyes also serve as Trustees of the Trust.

     The Board is seeking shareholder approval of the Liquidation at the Meeting.

     The Board has determined that it is advisable and in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund. On January 17, 2006, the Board, including all of the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act) of the Fund, unanimously approved the Liquidation. On February 9, 2006, the Board considered and unanimously adopted the resolution approving the Plan as the method of liquidating and dissolving the Fund and directed that it be submitted to the shareholders of the

Fund for consideration. Several factors, including those described below, influenced the Board's determination that the Fund be closed and liquidated.

     The Board had reviewed the small amount of assets in the Fund, the high expense ratio, and the Fund's negative performance in comparison to its benchmark. The Board believes that the Fund is not likely to attract any significant assets in the future given these factors. Since May 2004, the Adviser had been voluntarily waiving its investment advisory fees for the Fund. Notwithstanding the expense reduction measures taken by the Adviser, the Fund has not attracted sufficient assets to become economically self-sufficient. At the Board meeting, the Adviser stated that it had explored a number of alternatives for the Fund, including a potential transaction with an investment advisory firm to serve as its adviser or subadviser, as well as attracting assets from other investment advisory firms. Additionally, the Adviser reported to the Board that it believed that reasonable marketing efforts of the Fund would not increase the Fund's size. As a result, the Adviser had recommended, and the Board unanimously agreed, that the Liquidation is in the shareholder's best interest.

     Under the Plan, the Fund's assets will be liquidated at market prices and on such terms and conditions as the Board determines to be reasonable and in the best interests of the Fund and its shareholders in light of the circumstances in which they are sold. After satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund's expenses, the Fund's remaining assets will be distributed to Fund shareholders on a pro rata basis in liquidation. As of the date of this Proxy Statement, there are no claims pending against the Fund. It is expected that the liquidation distribution to Fund shareholders will be made in cash on the Liquidation Date (as defined below). Under the Plan, the Fund will bear all of the expenses incurred by the Fund in connection with the Liquidation, except that the Adviser will continue its existing voluntary investment advisory expense waiver and will pay for the cost of Computershare, the Fund's proxy solicitor.

SHAREHOLDER OPTIONS

     Shareholders are free to redeem their shares without a redemption fee prior to the Effective Date (as defined below) of the Plan.

     Additionally, shareholders have several options for the disposition of their shares of the Fund. Picking the right option will depend on the individual shareholder's particular circumstances. You are advised to consult your investment adviser or tax adviser about which option may best minimize the impact of the Fund liquidating your shares of the Fund.

     Below is a list of two possible options. Each of these options will be treated as sales for tax purposes:

     Option #1 - You may redeem your shares immediately and without a redemption fee prior to the Effective Date (as defined below). You do not need to wait until the Fund liquidates in order to redeem your shares. Information on how to redeem your shares of the Fund is contained in the Fund's prospectus. If you redeem your Class B or C shares prior to receiving your liquidating distribution, you will still be charged any applicable contingent deferred sales charges. A copy of the Fund's prospectus is available, without charge, by contacting the Fund c/o Citco Mutual Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, or by calling the Trust at 1-800-220-8888 (toll-free). Please see below for important information regarding shares of the Fund held in an Individual Retirement Account ("IRA") and other qualified retirement plans.

     Option #2 - You may choose to do nothing at this time. If you choose to do nothing and the shareholders vote in favor of the Liquidation, then as soon as reasonably practicable after the Effective Date (as defined below), you will be mailed a redemption check, which will include your share of the final income dividend, if any, payable to the name(s) on the account, representing the value of your shares of the Fund as of the Liquidation Date (as defined below). The redemption check will be mailed to the address listed on the account at the time the check is mailed. Please see below for important information regarding shares of the Fund held in an IRA and other qualified plans.

         * * * IMPORTANT INFORMATION FOR SHARES HELD IN AN IRA AND OTHER
                        QUALIFIED RETIREMENT PLANS * * *

     If your Fund shares are held in an IRA or other qualified retirement plan, you must reinvest this amount through your current retirement plan or another qualified retirement plan to avoid possible penalties and adverse tax consequences.

     In addition, if your Fund shares are held in an IRA account or other qualified retirement plan and the redemption check would be made payable directly to you, the amount you receive may be reduced by any required federal or state income tax withholding.

     Fund shares held on the Liquidation Date (as defined below) in an IRA account or other qualified retirement plan will be exchanged for shares of the Quaker Money Market Fund to avoid penalties that may be imposed on holders of these accounts under the U.S. Internal Revenue Code of 1986 if Fund shares would otherwise be redeemed in cash. Investors may obtain a copy of the prospectus for Quaker Money Market Fund by calling 1-800-220-8888 (toll-free).

     Please contact your financial adviser or the Trust at 1-800-220-8888 for more information.

SUMMARY OF THE PLAN OF LIQUIDATION AND DISSOLUTION

     The Board has approved the Plan, which is summarized below. The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Exhibit A. Shareholders are urged to read the Plan in its entirety.

Effective Date of the Plan and Cessation of the Fund's Activities as an Investment Company

     The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is approved by the affirmative vote of a majority of the Fund's outstanding shares of record represented in person or by proxy at the Meeting, at which a quorum is present. On the Effective Date, the Fund shall cease its regular business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund's business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of the Plan after discharging or making reasonable provision for the Fund's liabilities; provided, however, that the Fund may continue to carry on certain activities until the final liquidating distribution to its shareholders is made.

Payments of Debts; Expenses of the Liquidation and Dissolution

     As soon as reasonable and practicable after the Effective Date, but no later than February 28, 2007, the Fund shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown. The Fund will bear all of the expenses incurred by the Fund in carrying out the Plan including, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to or meeting of shareholders, whether or not the Liquidation contemplated by the Plan is effected.

Liquidation Distribution

     It is expected that the liquidating distribution to Fund shareholders will be made in cash as soon as practicable after the Effective Date (the "Liquidation Date"). On the Liquidation Date, or as soon as reasonable and practical thereafter, the Trust shall distribute pro rata to the Fund's shareholders of record as of the close of business on the liquidation date all of the Fund's then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and
(b) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Fund on the Fund's books. If the Board is unable to make distributions to all of the Fund's shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund's remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

Continued Operation of the Fund

     The Board will have the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distribution) at any time without shareholder approval, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders, as may be necessary or appropriate to effect the gathering together of Fund assets, the liquidation of the

Fund's portfolio securities, the distribution of the Fund's net assets to shareholders, and the dissolution of the Fund in accordance with the Amended and Restated Declaration of Trust, the laws of the Commonwealth of Massachusetts, and the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Fund's shareholders, such variation or amendment will be submitted to the Fund's shareholders for approval. In addition, the Board may abandon the Plan, without shareholder approval, if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

General Income Tax Consequences

     The following is a general discussion of certain material U.S. federal income tax considerations to U.S. shareholders resulting from the Liquidation. This discussion is based on current U.S. federal income tax laws, which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the Internal Revenue Service ("IRS") with respect to the Liquidation. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any shareholder upon receipt of a liquidation distribution will be as set forth below.

     This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific U.S. shareholders in light of their particular circumstances or to U.S. shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans or persons that have a "functional currency" other than the U.S. dollar). This discussion does not address any U.S. state or local tax considerations or alternative minimum tax considerations. Implementing the Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Plan.

     As used in this discussion, the term "U.S. shareholder" means a beneficial owner of shares of the Fund that is, for U.S. federal income tax purposes, (a) an individual who is a citizen or resident of the United States, (b) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state or political subdivision thereof or therein, (c) an estate the income of which is subject to U.S. federal income tax regardless of the source thereof or (d) a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. fiduciaries has the authority to control all of its substantial decisions, or certain trusts electing to be treated as U.S. persons. If a partnership (or other entity or arrangement that is treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. If you are a partner in a partnership that holds shares, you should consult your tax adviser.

EACH SHAREHOLDER IS URGED TO CONSULT THEIR TAX ADVISER REGARDING THE TAX CONSEQUENCES OF THE LIQUIDATION.

     If its shareholders approve the Plan, the Fund will sell its assets and distribute the proceeds and any income to shareholders. Whether the Fund will have a net realized capital gain (or loss) on the Liquidation Date will depend on market conditions and redemption activity during the solicitation and liquidation period.

     The Fund anticipates that it will retain its qualification for treatment as a regulated investment company during the liquidation period and will make all required distributions so that it will not be taxed on the Fund's net gain, if any, realized from the sale of its assets. The Fund may, if eligible, treat all or a portion of the amounts to be distributed as having been paid out as part of the liquidating distribution made to the Fund's shareholders in complete liquidation of the Fund.

     If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund's net capital gains, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or a portion of such amounts required to be distributed as an income dividend or capital gain distribution on account of the Fund's final taxable year as having been paid out as a part of the liquidation distributions made to the Fund's shareholders in complete liquidation of the Fund. As described in the next paragraph, any such liquidation distributions (in lieu of an income dividend or capital gain distribution) would be treated by Fund shareholders as received in a sale or exchange of their Fund shares. Within sixty days after the close of the Fund's final taxable year, the Fund will notify shareholders as to the portion, if any, of the amounts distributed in the Liquidation that constitutes a capital gain distribution and that constitutes an income dividend, if any, for federal income tax purposes.

     A U.S. shareholder who receives a liquidating distribution will be treated as having received the liquidating distribution in exchange for its shares of the Fund. Liquidating distributions will first be a tax-free recovery and reduction of adjusted basis of a U.S. shareholder's shares to the extent thereof and then will be treated as a gain. If a U.S. shareholder does not recover all of its adjusted basis, such U.S. shareholder will recognize a loss. If a U.S. shareholder holds shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than one year, any such gain will be treated as long-term capital gain, taxable to individual U.S. shareholders at a maximum federal tax rate of 15%, and any such loss will be treated as long-term capital loss and subject to limitations. Notwithstanding the foregoing, any loss realized by a U.S. shareholder with respect with respect to shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares.

     Short-term capital gains are taxed to non-corporate shareholders at the graduated income tax rates applicable to ordinary income. All income recognized by a corporate shareholder pursuant to the Liquidation, regardless of its character as capital gains or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates.

     U.S. shareholders should also be aware that liquidating distributions may be subject to a 28% backup withholding tax unless the U.S. shareholder is an entity exempt from withholding (including corporations, tax-exempt corporations and certain qualified nominees), or provides its taxpayer information number ("TIN") and certifies on a properly completed IRS Form W-9 or other substitute form that no loss of exemption from backup withholding has occurred. Backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

     The receipt of a liquidation distribution by an IRA that holds shares will not be taxable to the IRA owner for federal income tax purposes. If, under the terms of an IRA, the liquidation distribution must be distributed to the IRA owner, however, the distribution would be taxable for federal income tax purposes and, if the owner has not attained age 59, generally also would be subject to an additional 10% early withdrawal tax. Nonetheless, in such a circumstance, a taxable event may be avoided: (i) by exchanging that portion of an IRA account balance before this balance is distributed directly to another series of the Trust; (ii) by transferring that portion of an IRA account balance before this balance is distributed directly to another IRA custodian or trustee; or (iii) by rolling over the distribution within sixty days of the date of the distribution to another IRA. An IRA may be rolled over only once in any one-year period; therefore, a rollover will not be an available alternative if an IRA owner rolled over an earlier distribution from an IRA at any time within the one-year period preceding the date of the distribution. There are many rules governing IRAs and the transfer and rollover of IRA assets. In addition, tax results may vary depending on the status of an IRA owner. Owners of an IRA that will receive liquidation distributions, therefore, should consult with their own tax advisers concerning the consequences of the liquidation distribution in advance of the liquidation distribution.

     An individual, corporation, estate or trust that is not a U.S. shareholder (a "non-U.S. shareholder") generally will not be subject to U.S. federal income tax on any gain realized in connection with the liquidation of the Fund, provided that the gain is not effectively connected with the non-U.S. shareholder's conduct of a U.S. trade or business. However, any income dividends paid to non-U.S. shareholders in connection with the Liquidation may be subject to U.S. withholding tax. Special tax certification rules apply to non-U.S. shareholders to avoid backup withholding.

Powers of the Board

     The Board and, subject to the direction of the Board, the officers of the Fund, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms, other papers, and state and federal regulatory filings.

SHAREHOLDERS MAY REDEEM SHARES OR EXCHANGE FUND SHARES FOR SHARES OF OTHER SERIES OF THE TRUST

     The Plan will not affect a shareholder's right to redeem or exchange the Fund's shares prior to the Liquidation. Therefore, a shareholder may redeem or exchange (up to the business day before the Plan is approved by shareholders), in accordance with the procedures for the Class A, B, C and Institutional Class shares set forth in the Fund's prospectus, without waiting for the Fund to take any action respecting its Liquidation. Shareholders exchanging their shares of the Fund for shares of another fund of the Trust (each a "Quaker Fund") should obtain and read that Quaker Fund's current prospectus, which contains information about its investment objectives, strategies, charges and expenses, prior to electing that option. An exchange or redemption may also have tax consequences to a shareholder.

     A prospectus of any of the Quaker Funds may be obtained by calling the Trust at 1-800-220-8888 (toll-free). In the event that a large number of shareholders redeem or exchange shares prior to the Fund's liquidation and dissolution, the Fund's liquidating distributions to remaining shareholders may be adversely affected as fixed costs of the Fund will be spread over a smaller asset base.

WHAT HAPPENS IF SHAREHOLDERS OF THE FUND DO NOT APPROVE THE LIQUIDATION?

     If shareholders of the Fund vote against the Liquidation, the Fund will temporarily remain operational and the Board will consider what appropriate action to take with respect to the Fund.

                        THE BOARD OF TRUSTEES UNANIMOUSLY
                         RECOMMENDS THAT YOU VOTE "FOR"
                   THE LIQUIDATION AND DISSOLUTION OF THE FUND

                               VOTING INFORMATION

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

     Only shareholders of record of the Fund at the close of business on February 28, 2006 (the "Record Date") will be entitled to notice of and to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the proposal on behalf of the Fund are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

     The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or such depositories' proxy solicitation materials, the Trust understands that the broker-dealers may vote on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they receive instructions.

WHAT CONSTITUTES A QUORUM?

     With respect to actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the shares issued and outstanding and entitled to vote on the proposal at the Meeting shall constitute a quorum for purposes of voting upon the proposal at the Meeting. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote "against" the proposal. As used above "broker non-vote" are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed Proxy Card in the enclosed postage-paid envelope, or by voting by telephone or over the Internet. If you return your signed Proxy Card, your votes will be officially cast at the Meeting by the persons appointed as proxies. The Proxy Card is, in essence, a ballot. If you simply sign and date the Proxy Card but give no voting instructions, your shares will be voted in favor of the proposal on which you are entitled to vote and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournments thereof. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

WHAT VOTE IS REQUIRED TO APPROVE THE LIQUIDATION?

     The approval of the proposed liquidation of the Fund requires a quorum of the holders of the majority of the outstanding shares of the Fund, present in person or by proxy, and a majority of the votes cast.

MAY I REVOKE MY PROXY?

     Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the Trust expressly revoking their proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

WHAT HAPPENS IF A QUORUM IS NOT PRESENT?

     If a quorum is not present at the Meeting to vote on the proposal, or if a quorum is present but sufficient votes to approve the proposal are not received, the holders of a majority of shares of the Fund entitled to vote on the proposal at the Meeting present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting in order to permit further solicitation of proxies for the proposal for which sufficient votes have not been received. The persons named as proxies on the enclosed Proxy Cards will use the authority granted to them to vote on adjournment and it is anticipated that such persons will vote in accordance with the views of management.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

     The Board does not intend to bring any matters before the Meeting with respect to the Fund other than described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Fund by others. If any other matter legally comes before the Meeting, proxies for whom discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. The total outstanding shares of the Fund entitled to vote as of the Record Date is set forth in Exhibit B.

WHAT OTHER SOLICITATIONS WILL BE MADE?

     The cost of this proxy solicitation will be borne by the Fund, except that the Adviser will pay for the cost of Computershare, the Fund's proxy solicitor. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Computershare to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $4,129 to $4,631, plus out-of-pocket expenses, which includes reimbursements for costs incurred by brokers and banks for forwarding material to beneficial shareholders, tabulation confirmation charges and reasonable out-of-pocket expenses incurred by Computershare in connection with this proxy solicitation. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The Adviser will pay for the cost of Computershare. The Trust has agreed to indemnify Computershare against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

     If the Trust does not receive your Proxy Card by a certain time, you may receive a telephone call from Computershare asking you to vote. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal listed on the Proxy Card and ask for the shareholder's instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

WHO WILL PAY THE EXPENSES OF THE LIQUIDATION?

     Under the Plan, the Fund will be responsible for the expenses incurred in connection with the Plan, except that the Adviser will continue its existing voluntary investment advisory expense waiver and will pay for the cost of Computershare, the Fund's proxy solicitor. No contingent deferred sales charge will be applied to any Class B or C shares held until the final liquidating distribution. Shareholders who redeem their Class B or C shares prior to such liquidating distribution will be charged a contingent deferred sales charge, if applicable, upon redemption of their shares. The costs related to this solicitation include fees for attorneys, accountants, public relations or financial advisers, solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation. The Fund shall reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

     The Trust is not required to, and it does not intend to, hold regular shareholders' meetings. Accordingly, there currently is no specific date on which shareholder proposals intended to be presented at future meetings of the shareholders must be received by the Trust. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders' meeting for the Fund, if applicable, should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before the Trust begins to print and mail its proxy materials for any such meeting will be considered for inclusion in the Trust's proxy statement and form or forms of proxy card relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in these proxy materials. The inclusion and/or presentation of any such proposals are subject to the applicable requirements of the proxy rules under the Exchange Act. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

                           PRINCIPAL HOLDERS OF SHARES

     To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in Exhibit C attached to the Proxy Statement, owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund. Except as noted therein, the Trust has no knowledge of beneficial ownership.

                        MORE INFORMATION ABOUT THE TRUST

THE TRUST

     The Trust was organized on October 24, 1990 as an unincorporated business trust under Massachusetts law. The Trust's Amended and Restated Declaration of Trust (the "Declaration") authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration currently provides for the issuance of an unlimited number of series and classes of shares. There are currently ten Funds (the "Funds") that comprise the Trust and Class A, B, C and Institutional shares are outstanding for each of Quaker Strategic Growth Fund, Quaker Core Equity Fund, Quaker Small-Cap Growth Fund, Quaker Mid-Cap Value Fund and Quaker Small-Cap Value Fund; Quaker Capital Opportunities Fund, Quaker Fixed Income Fund and Quaker Biotech Pharma-Healthcare Fund each have Class A, B, and C shares outstanding; Quaker Small-Cap Trend Fund has Class A, C and Institutional shares outstanding and Geewax Terker Core Value Fund has only Class A shares outstanding.

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

     Citco Mutual Funds Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355 ("Citco"), acts as the administrator, shareholder servicing, dividend disbursing and transfer agent and provides fund accounting services for the Fund. Those services include maintaining accounting books and records, performing all functions related to calculating the Fund's net asset value, accruing expenses of the Fund, processing shareholder purchases and redemptions and providing all accounting information and reports in connection with the Fund's audit and examinations by regulatory agencies, regulatory compliance testing and other related accounting services.

DISTRIBUTION SERVICES

     Pursuant to an underwriting agreement with respect to the Fund, Citco Mutual Fund Distributors, Inc. (the "Distributor"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, serves as the exclusive agent for the distribution of shares for the Fund. In its capacity as underwriter, the Distributor receives purchase orders and redemption requests relating to shares of the Fund. The Distributor is an affiliate of Citco.

                           EXHIBITS TO PROXY STATEMENT

EXHIBITS

Exhibit A - Plan of Liquidation and Dissolution of Quaker Fixed Income Fund

Exhibit B - Outstanding Shares as of February 28, 2006

Exhibit C - Principal Holders of Shares as of February 28, 2006

                                    EXHIBIT A

                       PLAN OF LIQUIDATION AND DISSOLUTION
                                       OF
                            QUAKER FIXED INCOME FUND

     This Plan of Liquidation and Dissolution (the "Plan") is intended to accomplish the complete liquidation and dissolution of the Quaker Fixed Income Fund (the "Fund"), a series of Quaker Investment Trust, a business trust organized under the laws of the Commonwealth of Massachusetts ("Trust"), registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), in conformity with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Internal Revenue Code of 1986, as amended ("Code"), and the Trust's Amended and Restated Declaration of Trust, dated as of August 1, 1996, and Restated By-Laws ("Organizational Documents"). All references in this Plan to action taken by the Fund shall be deemed to refer to action taken by the Trust on behalf of the Fund.

     WHEREAS, in light of the future prospects for growth for the Fund, management has recommended that the Fund be liquidated and dissolved; and

     WHEREAS, the Board of Trustees has considered the impact on the Fund's shareholders of the termination and liquidation of the Fund; and

     WHEREAS, the Board of Trustees has determined that the liquidation and dissolution of the Fund is advisable and in the best interests of the shareholders of the Fund, and has considered and approved this Plan as the method of accomplishing such actions; and

     WHEREAS, the Board of Trustees has directed that this Plan be submitted to the Fund's shareholders for their approval and, upon the approval of this Plan by the affirmative vote of a majority of the Fund's outstanding shares of record, represented in person or by proxy, at a meeting of the shareholders at which a quorum is present, or by an instrument in writing without a meeting signed by a majority of the Trustees (or an officer of the Trust pursuant to a vote of a majority of the Trustees) and consented to by a majority of the Fund's outstanding shares of record, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the laws of the Commonwealth of Massachusetts and the Code.

     NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner set forth herein:

     1. Effective Date of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is approved by the affirmative vote of a majority of the Fund's outstanding shares of record represented in person or by proxy at a special meeting of shareholders of the Fund (the "Meeting") at which a quorum is present, or by an instrument in writing without a meeting signed by a majority of the Trustees (or an officer of the Trust pursuant to a vote of a majority of the Trustees) and consented to by a majority of the Fund's outstanding shares of record.

     2. Liquidation. Consistent with the provisions of this Plan, the Fund shall be liquidated as promptly as practicable in accordance with its Organizational Documents, and all applicable laws and regulations, including but not limited to Section 331 of the Code ("Liquidation").

     3. Notice of Liquidation. As soon as reasonable and practicable after the adoption of this Plan, the Fund shall provide notice to the Fund's shareholders and other appropriate parties that this Plan has been approved by the Board of Trustees and the Fund's shareholders, and that the Fund will be liquidating its assets.

     4. Cessation of Business. On the Effective Date, the Fund shall cease its regular business as a series of an investment company and shall not engage in any business activities except for the purposes winding up the Fund's business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund's liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

     5. Payment of Debts. As soon as reasonable and practicable after the Effective Date, the Fund shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown.

     6. Liquidation of Assets. As soon as reasonable and practicable after the Effective Date ("Liquidation Date"), all of the Fund's assets shall be converted into cash or cash equivalents or otherwise liquidated.

     7. Liquidating Distribution. On the Liquidation Date, or as soon as reasonable and practical thereafter, the Trust shall distribute pro rata to the Fund's shareholders of record as of the close of business on the Liquidation Date all of the Fund's then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and
(b) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Fund on the Fund's books. If the Board of Trustees is unable to make distributions to all of the Fund's shareholders because of an inability to locate shareholders to whom distributions are payable, the Board of Trustees may create, in the name and on behalf of the Fund, a Trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund's remaining assets in such Trust for the benefit of the shareholders that cannot be located. The expenses of such Trust shall be charged against the assets therein.

     8. Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund's net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 8 as having been paid out as part of the liquidating distributions made to the Fund's shareholders pursuant to Section 7.

     9. Expenses in Connection with this Plan. The Fund will bear all the expenses associated with the Liquidation, except that Fund shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

     10. Powers of the Board of Trustees. The Board of Trustees and, subject to the direction of the Board of Trustees, the officers of the Fund, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers. The death, resignation or disability of any Director or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

     11. Filings. The Board of Trustees hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the liquidation and/or dissolution of the Fund with the Commonwealth of Massachusetts, the Internal Revenue Service, the Securities and Exchange Commission, or with any other authority. Without limiting the generality of the foregoing, the officers of the Fund are authorized and directed to file or cause to be filed Form 966 with the Internal Revenue Service within 30 days of approval of this Plan by the shareholders of the Fund.

     12. Amendment of Plan. The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund's net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Fund's Organizational Documents, and the winding up of the affairs of the Fund, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

              Adopted by the Board of Trustees on February 9, 2006

                                    EXHIBIT B

                   OUTSTANDING SHARES AS OF FEBRUARY 28, 2006

                                                                                             TOTAL
         NAME OF FUND               CLASS A       CLASS B       CLASS C       CLASS I        SHARES
-------------------------------   -----------   -----------   -----------   -----------   -----------
Quaker Fixed Income Fund           183,981.38     50,590.71    216,818.52        0         451,390.61

                                    EXHIBIT C

               PRINCIPAL HOLDERS OF SHARES AS OF FEBRUARY 28, 2006

                                                                   PERCENT OF
                            NAME AND ADDRESS OF RECORD            OUTSTANDING
NAME OF FUND AND CLASS      AND BENEFICIAL OWNER                     CLASS
-------------------------   -----------------------------------   -----------
Quaker Fixed Income Fund    Valley Forge Vol Fire Company             6.96%
Class A                     PO Box 62
                            Valley Forge, PA 19481-0062

Quaker Fixed Income Fund    Mark A Kielar                            30.18%
Class A                     Pershing, LLC
                            PO Box 2052
                            Jersey City, NJ 07303

Quaker Fixed Income Fund    Citco Technology Management Inc.         18.08%
Class A                     MML37 PO Box 9130
                            Boston, MA 02117

Quaker Fixed Income Fund    Kennedy Robert                            6.91%
Class B                     1801 Market Street
                            Philadelphia, PA 19103-1675

Quaker Fixed Income Fund    First Clearing, LLC                      29.81%
Class B                     Check Writing Acct
                            290 Star Trek Drive

Quaker Fixed Income Fund    IRA FBO Patrick J Re                      5.22%
Class B                     Pershing, LLC
                            PO Box 2052
                            Jersey City, NJ 07303

Quaker Fixed Income Fund    Capece Family LTD                         6.63%
Class B                     c/o S. Brilliant, CPA
                            421 Courtyard Drive
                            Hillsborough, NJ 08844-4254

Quaker Fixed Income Fund    NFS LLC FEBO                              9.26%
Class C                     17 Lagoon Road
                            Ocean City, NJ 08226

                                                                   PERCENT OF
                            NAME AND ADDRESS OF RECORD            OUTSTANDING
NAME OF FUND AND CLASS      AND BENEFICIAL OWNER                     CLASS
-------------------------   -----------------------------------   -----------
Quaker Fixed Income Fund    NFS LLC FEBO                             14.42%
Class C                     17 Lagoon Road
                            Ocean City, NJ 08226

As of February 28, 2006, all Trustees and Officers of the Quaker Fixed Income Fund as a group owned beneficially or of record less than 1% of each Class of the Quaker Fixed Income Fund.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                       Your Proxy Vote is important!

                                       And now you can Vote your Proxy on the
                                       PHONE or the INTERNET.

                                       It saves Money! Telephone and Internet
                                       voting saves postage costs. Savings
                                       which can help minimize fund expenses.

                                       It saves Time! Telephone and Internet
                                       voting is instantaneous - 24 hours a
                                       day.

                                       It's Easy! Just follow these simple
                                       steps:

                                       1. Read your proxy statement and have it at hand.

                                       2. Call toll-free 1-866-241-6192 or go
                                       to website: https://vote.proxy-direct.com

                                       3. Follow the recorded or on-screen
                                       directions.

                                       4. Do not mail your Proxy Card when you
                                       vote by phone or Internet.



                  Please detach at perforation before mailing.



PROXY                        QUAKER INVESTMENT TRUST                       PROXY
                            QUAKER FIXED INCOME FUND
     PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2006

The undersigned hereby appoints each of Timothy E. Richards and Justin Brundage or either of them, with full power of substitution, as proxy and attorney-in-fact for the undersigned to vote on behalf of the undersigned at a Special Meeting of Shareholders of Quaker Fixed Income Fund (the "Fund") of Quaker Investment Trust (the "Trust") to be held at the offices of Quaker Investment Trust, 309 Technology Drive, Malvern, Pennsylvania 19355, on April 24, 2006 at 11:00 a.m., or any adjournments or postponements thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                            999 99999 999 999                  1234 5678


                            This proxy is only valid when signed and dated. To secure the largest possible representation and avoid the additional expense to the Fund of further solicitation, please date and sign the name or names below as printed on this card to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executor, administrator, trustee or other representative should give full title as such.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)


                            ----------------------------------------------------
                            Date

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.


IF NO SPECIFICATION IS MADE BELOW, THE PROXIES SHALL VOTE "FOR" THE PROPOSAL(S). PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]


                                                                                   FOR       AGAINST    ABSTAIN
1.   To approve the liquidation and dissolution of Quaker Fixed Income Fund, as    [ ]         [ ]        [ ]
     set forth in the proposal in the Proxy Statement.

2.   To grant the proxyholders authority to vote upon any other business as may    [ ]         [ ]        [ ]
     properly come before the Special Meeting.


     PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.